FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549





                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): October 28, 1995




                              ROSE'S STORES, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


0-631                                                               56-0382475
(Commission File Number)                     (IRS Employer Identification No.)

218 S. Garnett Street
Henderson, North Carolina                                                27536
(Address of principal executive offices)                            (Zip Code)


                                (919) 430-2600
             (Registrant's telephone number, including area code)

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Item 5: OTHER EVENTS

      Beginning December 1, 1995, the Company will distribute to its banks and other lenders, principal trade vendors and factors, the monthly and year-to-date financial results and other financial data for the period ended October 28, 1995 (fiscal October), together with projected financial information for similar periods as contained in the Company's revised plan for the year ending January 27, 1996 (the "Revised Plan"). Such financial results are attached hereto as Exhibit 20, and are incorporated by reference herein.

     Such financial monthly results and other financial data and information concerning the Revised Plan are being reported publicly solely because they are being distributed to a large number of the Company's principal trade vendors, banks, and other lenders and factors to facilitate their credit analyses. These results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for fiscal 1994 and Forms 10-Q for the first quarter and second quarter of 1995. Although the Company is publicly reporting its monthly results during fiscal 1995, the Company does not believe it is obligated to provide such information indefinitely and may cease making such disclosures and updates at any time. Moreover, the Company does not believe that it is obligated to update monthly results to reflect subsequent events or developments.

     For information concerning the Revised Plan, including the limitations thereof and certain assumptions made in its formulation, reference is made to the Company's Current Report on Form 8-K, dated September 2, 1995.

Item 7: PROJECTIONS, FINANCIAL STATEMENTS


            Exhibit: 20     Unaudited financial results for the four weeks and
                            39 weeks ended October 28, 1995 (fiscal October)
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ROSE'S STORES, INC.



Date:  December 1, 1995                By: /s/ Jeanette R. Peters
                                       Jeanette R. Peters
                                       Senior Vice President
                                       Chief Financial Officer

PAGE

Exhibit 20
Page 1 of 4

ROSE'S STORES, INC.                               OCTOBER INCOME STATEMENTS
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     OCTOBER         OCTOBER   |      OCTOBER
                                                     ACTUAL          REV. PLAN|       ACTUAL
Gross Sales                                          50,291          50,650    |      54,406
Less: Lease department sales                          1,562           1,746    |       1,881
Net Sales                                            48,729          48,904    |      52,525
                                                                               |
FIFO Gross Margin                                    12,326          12,538    |      13,741
 % to Sales                                           25.29%          25.64%   |       26.16%
                                                                               |
Leased Department Income                                352             354    |         380
SG&A                                                 12,238          12,335    |      11,968
_________________________________________________________________________________________
EBITDA - PRE-LIFO                                       440             557    |       2,153
_________________________________________________________________________________________
Depreciation & Amortization Expense (Benefit)          (335)           (229)   |         722
Interest Expense                                        614             742    |         441
LIFO Expense (Benefit)                                 -               -       |        (298)
Reorganization Costs (Benefit)                         -               -       |       1,190
Non-cash Income Tax Expense (Benefit)                  -               -       |        -
________________________________________________________________________________________
NET INCOME (LOSS)                                       161              44    |          98
________________________________________________________________________________________

Note (1):  The Company currently operates 105 stores compared to 113 last year.
Note (2):  Beginning in May, 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.

Exhibit 20
Page 2 of 4

ROSE'S STORES, INC.                             OCTOBER YTD INCOME STATEMENTS
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     OCTOBER         OCTOBER   |      OCTOBER
                                                      YTD             YTD      |       YTD
                                                     ACTUAL          REV. PLAN|       ACTUAL
                                                                               |
Gross Sales                                          490,832         490,960   |      528,345
Less: Lease department sales                          15,876          16,193   |       17,970
Net Sales                                            474,956         474,767   |      510,375
                                                                               |
FIFO Gross Margin                                    115,383         115,746   |      124,887
 % to Sales                                            24.29%          24.38%  |        24.47%
                                                                               |
Leased Department Income                               3,432           3,432   |        3,698
SG&A                                                 114,939         115,481   |      118,900
____________________________________________________________________________________________
EBITDA - PRE-LIFO                                      3,876           3,697   |        9,685
____________________________________________________________________________________________
Depreciation & Amortization Expense (Benefit)            165             287   |        7,108
Interest Expense                                       4,400           4,551   |        4,925
LIFO Expense (Benefit)                                  (364)           (364)  |       (2,079)
Reorganization Costs                                 (69,644)        (69,644)  |       54,746
Non-cash Income Tax Expense (Benefit)                   -               -      |         -
____________________________________________________________________________________________
 NET INCOME (LOSS)                                    69,319          68,867   |      (55,015)
____________________________________________________________________________________________

Note (1):  The Company currently operates 105 stores compared to 113 last year.
Note (2):  Beginning in May 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.  If the
           Company had emerged from Chapter 11 at the beginning of the year, the application of Fresh Start accounting would have resulted in year-to-date net income on a proforma basis of approximately $599.
Note (3):  Reorganization costs for 1995 include a gain on debt discharge of $90,924.
           Reorganization costs for 1994 include a $43,000 provision to close 59 stores in the second quarter of 1994.

Exhibit 20
Page 3 of 4

ROSE'S STORES, INC.                               BALANCE SHEETS
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     OCTOBER         OCTOBER   |      OCTOBER
                                                     ACTUAL          REV. PLAN|       ACTUAL
            ASSETS                                                             |
CASH                                                     609             650   |          620
INVENTORIES                                          200,206         200,705   |      164,841
OTHER CURRENT ASSETS                                  22,682          23,864   |       36,954
                                                     _______         _______   |      ______
TOTAL CURRENT ASSETS                                 223,497         225,219   |      202,415
                                                                               |
NET PROPERTY                                           3,647           4,109   |       36,297
                                                                               |
LONG TERM ASSETS                                        -               -      |        6,719
                                                                               |
TOTAL ASSETS                                         227,144         229,328   |      245,431
                                                     =======         =======   |      =======
                                                                               |
        LIABILITIES & EQUITY                                                   |
ACCOUNTS PAYABLE                                      35,441          35,059   |       33,505
SHORT-TERM DEBT                                       81,657          87,298   |       34,975
OTHER CURRENT LIABILITIES                             29,791          24,221   |       33,505
                                                     _______         _______   |      _______
  TOTAL CURRENT LIABILITIES                          146,889         146,578   |      101,985
                                                                               |
PRE-PETITION CLAIMS                                     -               -      |      173,248

EXCESS OF ASSETS OVER VALUE                           39,073          42,422   |         -

OTHER LIABILITIES                                      5,906           5,526   |        6,888
DEFERRED INCOME                                        1,143           1,121   |        2,229

STOCKHOLDERS' EQUITY (DEFICIT)                        34,133          33,681   |      (38,919)
                                                                               |
TOTAL DEBT & EQUITY                                  227,144         229,328   |      245,431
                                                     =======         =======   |      =======

Note (1):  The 1995 balance sheets reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.
Note (2):  The 1995 actual and planned inventories are for 106 stores.  The 1994 inventories are for 113 stores and include a reserve for LIFO that was written off as part of Fresh Start accounting.

PAGE

Exhibit 20
Page 4 of 4

ROSE'S STORES, INC.                            OCTOBER YTD CHANGES IN CASH
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     OCTOBER         OCTOBER   |      OCTOBER
                                                      YTD             YTD      |       YTD
                                                     ACTUAL          REV. PLAN|       ACTUAL
                                                                               |
Net earnings (loss)                                   69,319          68,867   |      (55,015)
Closed store provision                                  -               -      |       43,000
Non-cash income tax expense (benefit)                   -               -      |         -
Non-cash fresh start adjustments                     (73,491)        (73,491)  |         -
Other                                                   (203)            (80)  |        4,751
                                                     _______         _______   |      _______
CASH PROVIDED (USED) BY OPERATIONS                                             |
BEFORE ASSET & LIABILITY CHANGES                      (4,375)         (4,704)  |       (7,264)
                                                                               |
(Inc.) dec. in  Inventories                          (55,368)        (55,867)  |       40,388
Inc. (dec.) in Accounts Payable                       12,160          11,778   |       (6,257)
All other                                            (17,640)        (18,316)  |      (22,267)
                                                     _______         _______   |      _______
CASH PROVIDED (USED) BY OPERATIONS                   (65,223)        (67,109)  |        4,600
                                                                               |
INVESTING ACTIVITIES                                  (3,830)         (4,486)  |         (542)
                                                                               |
FINANCING ACTIVITIES                                                           |
Proceeds (payments) of pre-petition claims           (29,784)        (30,003)  |      (49,179)
Proceeds (payments) of short-term debt                81,057          86,698   |       34,975
Capital lease payments                                  (536)           (540)  |       (1,634)
Other                                                 17,575          14,740   |          445
                                                     _______         _______   |      _______
CASH PROVIDED (USED) BY FINANCING                     68,312          70,895   |      (15,393)
                                                                               |
(DECREASE) INCREASE IN CASH                             (741)           (700)  |      (11,335)
                                                     ========        ========  |      ========

Note (1):  Beginning in May, 1995, the cash flows reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q, dated
           April 29, 1995, and are therefore not comparable to the periods prior to May,
           1995.